MCF's Taxpayer
                                                              Identification No.
                                                                      57-0879569
                           THIRD AMENDED AND RESTATED
                                REVOLVING CREDIT
                                 PROMISSORY NOTE

$30,000,000.00
                                                              September 30, 1997
                                                        Columbia, South Carolina


         FOR VALUE RECEIVED, MARTIN COLOR-FI, INC., a South Carolina corporation ("MCF"), STAR FIBERS CORP., a special purpose South Carolina corporation ("Star Fibers"), CUSTOM COLORANTS, INC., a South Carolina corporation ("CC"), BUCHANAN INDUSTRIES, INC., a South Carolina corporation ("BI"), and PALMETTO SPINNING CORPORATION, a South Carolina corporation ("PS") (MCF, Star Fibers, CC, BI and PS are individually or collectively as the context requires, referred to as "Borrower" or "Borrowers"), jointly and severally promise to pay to the order of NATIONSBANK, N.A. as successor to NATIONSBANK, NATIONAL ASSOCIATION (CAROLINAS) and to NATIONSBANK OF SOUTH CAROLINA, N.A. a national banking association ("Bank") at its offices in Columbia, South Carolina (or at such other place or places as the Bank may designate) the principal sum of up to THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00) under the terms and conditions of this third amended and restated revolving credit promissory note (the "Note") and in accordance with that certain Fourth Amended and Restated Loan and Security Agreement by and between Borrowers and Bank dated of even date (as further amended or modified, the "Loan Agreement"). This Note is secured by liens on all of Borrowers' assets pursuant inter alia to various (i) Security Agreements dated as of July 14, 1994 and August 9, 1995 (collectively as amended or modified, the "Security Agreements") (ii) Mortgages, Deeds to Secure Debts, Security Deeds and other instruments dated as of July 14, 1994 and August 9, 1995 (collectively, as amended or modified, the "Mortgage Instruments"); and
(iii) other agreements by and between Borrowers and Bank. All of the terms, conditions and covenants of the Loan Agreement, the Security Agreements and the Mortgage Instruments are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Note is entitled to the benefits of and remedies provided in the Loan Agreement, the Security Agreements, the Mortgage Instruments and other agreements by and between the Borrowers and the Bank. The Bank shall advance funds under the Revolving Credit Loan evidenced by this Note to the Borrowers pursuant to the terms of the Loan Agreement. Any Event of Default under the Loan Agreement is an Event of Default under the terms of this Note.

         Definitions.  As used herein:


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Mr. Bret J. Harris
October 1, 1997
Page 2




         "Leverage Ratio" shall mean the ratio that (total liabilities minus Subordinated Indebtedness) BEARS TO (Tangible Net Worth plus
         Subordinated Indebtedness), as such are computed in accordance with GAAP.

         "Prime Rate" shall mean the fluctuating rate of interest established by Bank from time to time, at its discretion, whether or not such rate shall be otherwise published. The Prime Rate is established by Bank as an index or base rate and may or may not at any time be the best or lowest rate charged by Bank on any loan.

All other capitalized terms not otherwise defined in this Note shall have the meaning ascribed to such term in the Loan Agreement.

         Interest. Interest on the principal outstanding evidenced by this Note shall accrue, during each Interest Period, at the lesser of the Prime Rate minus one-eighth of one-percent (0.125%) or the following, as calculated and established on each Determination Date:

                  (i) During the period of time that the Leverage Ratio is greater than 2.50 to 1.00 but less than 3.00 to 1.00, at a rate per annum equal to Adjusted LIBOR plus two hundred twenty-five (225) basis points; and

                  (ii) During the period of time that the Leverage Ratio is less than or equal to 2.50 to 1.00, at a rate per annum equal to Adjusted LIBOR plus two hundred (200) basis points.

                  Provided, however, during the period of time (x) prior to Borrowers entering a Swap Agreement; or (y) after Borrowers terminate or modify the Swap Agreement, interest on the outstanding principal of the Revolving Credit Loan shall accrue, during each Interest Period, at the lesser of the
                  Prime Rate or the following, as calculated on each Determination Date:

                  (i) During such time that the Leverage Ratio is greater than 2.50 to 1.0 but less than 3.00 to 1.00, at a rate per annum equal to Adjusted LIBOR plus two hundred forty (240) basis points; and

                  (ii) During the period of time that the Leverage Ratio is less than or equal to 2.50 to 1.00, at a rate per annum equal to Adjusted LIBOR plus two hundred fifteen (215) basis points.



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Mr. Bret J. Harris
October 1, 1997
Page 3



Interest shall be calculated on the basis of a 360 day year and actual number of days elapsed during each Interest Period. The most recent financial information delivered to, and reviewed by, Bank in accordance with subsection 7.1(i) or 7.1(j) of the Loan Agreement will govern the calculation of the Leverage Ratio on each Determination Date for purposes of establishing the interest rate for each Interest Period. The interest rate shall be fixed during each Interest Period and shall be adjusted on each successive Determination Date.

         Repayment of Principal and Payment of Interest. Principal shall be paid in a single payment on June 2, 1999 and interest on the outstanding principal shall be paid monthly commencing on October 12, 1997 and continuing thereafter on the twelfth (12th) day of each successive month, with a final payment of all accrued but unpaid interest due and payable at the time of payment of principal. Additionally, Borrowers must repay outstanding principal in amounts and under the terms and conditions as set forth in the Loan Agreement.

         Acceleration. If payment of all sums due hereunder is accelerated under the terms of the Loan Agreement or if payment is not made in full at maturity of this Note, the then outstanding principal and all accrued but unpaid interest shall bear interest at the rate provided for hereunder plus four percent (4%) per annum until such principal and interest have been paid in full; provided, however, that in no event shall this or any other provision herein permit the collection of any interest which would be usurious under the law governing this transaction, and if any such interest is collected, the amount above the maximum rate permitted by law shall be deemed to be a principal payment hereunder.

         Prepayment. Borrowers may prepay the Revolving Credit Loan in whole or part; provided, any such partial prepayment shall be applied to principal and in the inverse order of scheduled maturities, and, provided further, any prepayments of the Revolving Credit Loan with the proceeds of a loan or private placement from a banking institution other than Bank (with the term "banking institution" to exclude The Robinson-Humphrey Company and other similar brokerage firms not connected or affiliated with banking institutions) must be accompanied by a prepayment premium calculated as follows: (1) three percent (3.0%) of the principal amount prepaid if prepayment occurs during the first year from the date of this Note; and (2) two percent (2.0%) of the principal amount prepaid if prepayment occurs at any time thereafter. Notwithstanding anything to the contrary contained above, Borrowers shall not be obligated to pay any prepayment premiums in connection with prepayments of the Revolving Credit Loan made after a merger or other business combination involving the Borrowers the result of which is that none of the Borrowers is a surviving entity.

     Late Charges. In the event any payment of interest or principal is delinquent more than fifteen (15) days, Borrowers will pay to Bank a late charge of four percent (4%) of the amount


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Mr. Bret J. Harris
October 1, 1997
Page 4



of the overdue payment. This provision for late charges shall not be deemed to extend the time for payment or be a "grace period" or "cure period" that gives the Borrowers a right to cure a Default Condition, except as provided in the Loan Agreement. Imposition of late charges is not contingent upon the giving of any notice or lapse of any cure period provided for in the Loan Agreement.

         Application of Payments. All sums received by the Bank for application to the Revolving Credit Loan may be applied by the Bank to late charges, expenses, costs, interest, principal and other amounts owing to the Bank in connection with the Revolving Credit Loan in the order selected by the Bank in its sole discretion.

         Expenses. In the event this Note is not paid when due at any stated or accelerated maturity, Borrowers jointly and severally will pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

     Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of South Carolina.

         Non-waiver. The failure at any time of Bank to exercise any of its options or any other rights hereunder shall not constitute a wavier thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any Event of Default or of any of Bank's rights under this Note or the other Loan Documents. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of the Borrower to Bank in any other respect at any other time.

         Partial Invalidity. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or the validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

         Jurisdiction and Venue. In any litigation in connection with or to enforce this Note or any endorsement or guaranty of this Note or any Loan Documents, Borrowers, irrevocably consent to and confer personal jurisdiction on the courts of Richland County, State of South Carolina or the United States courts located within the State of South Carolina, and expressly


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Mr. Bret J. Harris
October 1, 1997
Page 5



waive any objections as to venue in any such courts, and agree that service of process may be made on Borrowers by mailing a copy of the summons and complaint by registered or certified mail, return receipt requested, to their respective addresses. Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available by applicable law.

         ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS NOTE OR ANY RELATED NOTES OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OR COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.) AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCE, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THE NOTE MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF BORROWER'S DOMICILE AT THE TIME OF THIS NOTE'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATION; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL 60 DAYS.

         (B) RESERVATION OF RIGHTS. NOTHING IN THIS NOTE SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE
STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS
NOTE; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO
IT BY 12 U.S.C. ss.91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III)

Mr. Bret J. Harris
October 1, 1997
Page 6



LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR
ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT TO ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         Bind Effect. This note shall be binding upon and inure to the benefit of Borrowers and Bank and their respective successor, assigns, heirs and personal representatives, provided, however, that no obligations of the Borrowers hereunder can be assigned without prior written consent of Bank.

         NOTICE OF FINAL AGREEMENT.  THIS WRITTEN PROMISSORY NOTE AND
ANY OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Amendment and Modification. This Note is intended to be amendment to and restatement of that certain Revolving Credit Promissory Note dated July 14, 1994, that certain Amended and Restated Revolving Credit Promissory Note dated August 9, 1995 and that certain Second Amended and Restated Revolving Credit Promissory Note dated December 16, 1996, as amended, and it is the intent of the parties that this Note be construed as such and not as a novation.



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Mr. Bret J. Harris
October 1, 1997
Page 7



         IN WITNESS WHEREOF, Borrowers have caused this Note to be duly executed under seal as of the day and year first above written.

WITNESS                                           MARTIN COLOR-FI, INC. (SEAL)

------------------------                          ------------------------------
                                              By: Its: Chief Financial Officer
------------------------

                                                  STAR FIBERS CORP. (SEAL)


------------------------                          ------------------------------
                                              By: Its: Chief Financial Officer
------------------------


                                                  CUSTOM COLORANTS, INC. (SEAL)

------------------------                          ------------------------------

------------------------                      By: Its: Chief Financial Officer



                                                  BUCHANAN INDUSTRIES, INC.
                                                                       (SEAL)

------------------------                          ------------------------------
                                              By: Its: Chief Financial Officer
------------------------


                                                  PALMETTO SPINNING CORPORATION
                                                                       (SEAL)

------------------------                          ------------------------------
                                              By: Its: Chief Financial Officer
------------------------